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                                                                   EXHIBIT 10.20

                              MANAGEMENT AGREEMENT

      MANAGEMENT AGREEMENT (this "AGREEMENT"), by and among (i) Converse Inc., a Delaware corporation (together with its successors and assigns, "CONVERSE"),
(ii) Infinity Associates LLC, formerly known as cre-8-net ventures, LLC, a Delaware limited liability corporation ("MANAGER"), and (iii) Marsden S. Cason and William N. Simon (the "MANAGER MEMBERS"), entered into on December 12, 2002 and effective immediately upon the initial public offering of Converse (the "IPO").

                                    AGREEMENT

      In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

1.    Retention of Manager; Duties of Manager Members.

      Converse hereby retains Manager to actively assist in the management of Converse's operations. Manager, acting through the Manager Members, accepts such appointment and it and each Manager Member agrees to discharge faithfully and diligently the duties set forth herein and implement the policies established by the Converse board of directors (the "BOARD") including the following:

      (a) Manager through the Manager Members will provide services in a manner and to the degree comparable to the services provided since April 30, 2001 and each Manager Member shall devote substantially all of his business time and attention (except for periods of vacation and illness) to serving the business affairs of Converse and being actively involved in day-to-day operations and management of Converse. The Manager Members shall report directly and solely to the Board;

      (b) In furtherance of clause (a) above, Marsden Cason shall serve as a Converse director and as Converse's Executive Chairman, which shall be an executive officer position and, notwithstanding the compensation payable to Manager under paragraph 2 below, Marsden Cason shall be separately compensated for such services as a Converse employee;

      (c) Marsden Cason agrees to stand for election as a director if nominated by the Board at the 2003, if any, and 2004 annual stockholder meetings.

      (d) To the extent not already done so as a result of serving as a Converse officer, director or employee, Converse will (i) enter into a customary indemnification agreement with Manager and each Manager Member and (ii) endeavor in good faith to have each Manager Member covered by its directors and officers insurance policy.

      (e) The Manager Members shall not actively engage in any non-Converse employment or consulting activity, for any direct or indirect remuneration, without the prior approval of the Board, which approval shall not be unreasonably withheld. The foregoing provisions shall not be deemed to be violated as a result of any Manager Member's hobby activities (even if profitable) or participation in commercial real estate
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activities with family members, so long as such activities do not adversely impact in any material way on Executive's ability to perform his responsibilities hereunder; and

      (f) Each Member Manager shall maintain a residence in the greater Boston area for so long as Converse conducts its operations from such area.

2. Payments and Benefits. In consideration for providing the services hereunder, Manager or, in the case of paragraph 2 (b) and (c) below the Manager Members, shall receive or be entitled to the following:

      (a) a $375,000 annual management fee beginning December 13, 2002 (the "MANAGEMENT FEE"), payable monthly in advance, without duplication for any management fees payable prior to the effective date hereof;

      (b) rent reimbursement of up to $110,000 per year on Manager's Mill Valley, California office, payable quarterly in arrears (the "RENT REIMBURSEMENT"), provided that Manager provides documentation reasonably satisfactory to Converse related to such expenditures; and

      (c) to the extent not already received as a Converse employee, (i) reimbursement of reasonable business expenses pursuant to policies adopted by Converse and the Board and (ii) to the extent permitted thereunder, participation in Converse's health and benefit plans.

3. Term. Unless earlier terminated pursuant to paragraph 4 below, this Agreement shall remain in effect until December 13, 2004, subject to renewal for additional one year terms by mutual consent.

4. Termination.

      (a) By Converse For Cause. Converse may terminate this Agreement for Cause by action of the Board upon written notice to Manager at any time. "CAUSE" shall mean:

            (i) If any Manager Member (a) has been convicted of a felony or (b) is determined by a court of law to have committed a willful act of embezzlement, fraud or dishonesty (with respect to Converse or any of its affiliates or any of their customers, vendors or suppliers) which may adversely affect Converse or its business prospects in any material manner;

            (ii) Manager's substantial and repeated neglect of its responsibilities hereunder, after written notice thereof from the Board, and such neglect has not been cured within 30 days after Manager's receipt of notice thereof from the Board; or

            (iii) Material, willful breach by Manager or any Manager Member of paragraph 7 hereof.


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Notwithstanding the foregoing, Manager shall not be terminated for Cause pursuant to this paragraph 4(a) without (i) reasonable notice to Manager setting forth the reasons for Converse's intention to terminate for Cause, and (ii) an opportunity for Manager, together with counsel, if any, to be heard before the Board.

      (b) By Converse (other than for Cause). Converse may terminate this Agreement by action of the Board upon written notice to Manager at any time.

      (c) By Manager. Manager may terminate this Agreement by written notice to the Board if (x) Marsden Cason is terminated as a director or Executive Chairman, without his prior consent other than for cause (as defined under his Severance Agreement with Converse, if any, or absent that as defined above) and
(y) the Board has not, within 30 days of such removal, given notice of termination of this Agreement pursuant to paragraph 4(a).

5.    Effects of Termination.

      (a) Converse Termination (other than for Cause); Manager Termination. If
(x) Manager is terminated by Converse (other than for Cause pursuant to paragraph 4(a)) or (y) Manager terminates the Agreement pursuant to Section 4(c) then:

            (i) Manager shall receive that portion of the Management Fee payable to the effective date of termination plus an additional amount equal to one year's Management Fee;

            (ii) Manager shall receive Rent Reimbursement through the end of the quarter during which the termination became effective; and

            (iii) to the extent not already received as a Converse employee, the Manager Members shall be entitled to continued health benefits (including continued health care) for one year following the date termination became effective plus, if applicable, COBRA thereafter.

            (b) Converse Termination for Cause. If Manager is terminated by Converse for Cause pursuant to paragraph 4(a), no further payments of the Management Fee or Rent Reimbursement shall be paid after the effectiveness of termination under paragraph 4(a) is given by the Board to Manager.

6. Lock-up. Until (i) the 181st day after Converse's IPO, with respect to 2,000,000 shares (less that number of shares transferred to Converse immediately prior to the IPO as repayment of Manager's stockholder loan) and (ii) February 1, 2005, with respect to 600,000 shares (in each case, as adjusted for stock splits and the like), without the Board's prior consent (which may be withheld for any reason), Manager and its members (including the Manager Members) agree not to, directly or indirectly, sell or otherwise transfer or dispose of any securities of Converse then held by them. The foregoing restriction shall not apply to transfers of economic interests in such securities to (i) the descendants of any member of Manager (provided each descendant shall be bound by this


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provision), or (ii) any charity or charitable foundation during the six-month period following the IPO (provided each such entity agrees to be bound by this provision during such six-month period). Converse may appropriately legend Converse shares and impose stop transfer instructions to enforce this paragraph 6.

7. Non-Competition; Confidentiality; Disclosure Of Information.

      (a) Non-Competition and Non-Solicitation. Without the prior written consent of the Board, Manager shall not, the Manager Members shall not, and they shall cause their, affiliates to not, directly or indirectly, so long as Manager is retained hereunder and until the one-year anniversary of any termination of this Agreement:

            (i) render consulting, or advisory services to or financially support in any manner, or be a proprietor, a director, an officer, an employee, an agent, a partner, a shareholder (other than ownership of less than five (5%) percent of the outstanding voting securities of any publicly traded entity) or a lender to, or otherwise promote, any business, enterprise, person, firm, corporation, partnership, association or other entity that directly competes anywhere in the world with Converse or any of its subsidiaries in the business of athletic sportswear or athletic footwear, or any other significant business conducted by Converse at the time of Manager's termination; or

            (ii) interfere with, disrupt or attempt to disrupt any then existing relationship, contractual or otherwise, between Converse or its subsidiaries and any of their customers, suppliers, clients, executives, employees, vendors, licensees or business relations or other persons with whom Converse or its subsidiaries deal or in any way disparage Converse to any of the foregoing; or

            (iii) solicit for employment, attempt to employ or assist any other entity in employing or soliciting for employment any employee or executive who at the termination date or during the subsequent one-year period is or was employed by Converse or its subsidiaries.

      (b) Intellectual Property Rights. Manager and the Manager Members hereby acknowledge that any material produced by or upon the instructions of Manager during the term that benefit Converse shall be "works for hire" to the extent applicable and belong to Converse to the extent such materials are in the nature of inventions or other items of intellectual property. Manager and the Manager Members agree to take any and all steps reasonably requested by Converse to ensure that title thereto shall be fully vested in Converse and agrees to make no claim to personal ownership thereof.

      (c) Confidentiality. During the term of Manager's retention hereunder and thereafter, and except as required by any court, supervisory authority or administrative agency or as may, in the opinion of Manager's counsel, be otherwise required by applicable law, Manager shall not and the Manager Members shall not, without the consent of the Board or a person authorized thereby, disclose to any person, other than a then-current employee of Converse or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by them of the obligations


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hereunder, any confidential or proprietary information of Converse obtained by them during the term of this Agreement, unless such information has become a matter of public knowledge at the time of such disclosure.

      (d) Restrictions on Scope of Agreement. Although the restrictions contained in paragraph 7 hereof are considered by the parties hereto to be fair and reasonable in the circumstances, it is recognized that restrictions of the nature contained in paragraph 7 may fail for technical reasons, and accordingly if any of such restrictions shall be adjudged by a court of competent jurisdiction to be void or unenforceable for whatever reason, but would be valid if part of the wording thereof were deleted, or the period thereof reduced or the area dealt with thereby reduced in scope, the restrictions contained in paragraph 7 shall apply, at the election of Converse, with such modifications as may be necessary to make them valid, effective and enforceable in the particular jurisdiction in which such restrictions are adjudged to be void or unenforceable.

8.    Miscellaneous.

      (a) Waivers and Amendments. Any term of this Agreement may be amended or waived only with the written consent of the parties hereto.

      (b) Governing Law. This Agreement shall be governed by the laws of the State of Massachusetts.

      (c) Assignability. Manager may not assign this Agreement or delegate any of the Manager Members' duties hereunder without the prior written consent of Converse.

      (d) Notices, etc. All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or by facsimile transmission or five business days after being mailed, registered or certified mail, return receipt requested, with postage prepaid, to the address or facsimile number (as the case may be) listed for each such party below such party's signature page hereto or, if any party shall have designated a different address or facsimile number by notice to the other parties given as provided above, then to the last address or facsimile number so designated.

      (e) Separability. In case any provision of this Agreement shall be declared invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      (f) Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

      (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent


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signed and delivered by means of a facsimile machine, shall be treated in all manners and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

      (h) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

      (i) Survival. The provisions of paragraphs 6, 7 and 8 of this Agreement shall survive any termination of Manager's duties under this Agreement.

      (j) Remedies. If a violation by Manager or the Manager Members of any covenant contained in this Agreement occurs or is threatened, the parties agree and acknowledge that such violation or threatened violation will cause irreparable injury to Converse and its subsidiaries, and the remedy at law for any such violation or threatened violation shall be inadequate and that Converse shall be entitled to specific performances, injunctive relief, or other equitable remedies without the necessity of proving actual damages.


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                      [management agreement signature page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                    CONVERSE INC.


                                    By: /s/ Jack Boys
                                       --------------------------------
                                       Name:
                                       Title:

                                       Address for Notice:

                                       One High Street
                                       North Andover, MA 01845
                                       Attn: Jack Boys and Laura Kelley


                                    INFINITY ASSOCIATES LLC


                                    By: /s/ Marsden S. Cason
                                       --------------------------------
                                       Name:
                                       Title:

                                       Address for Notice:

                                       One High Street
                                       North Andover, MA 01845
                                       Attn: Marsden S. Cason

                                       In either case, with a copy to:

                                       Wilson Sonsini Goodrich & Rosati, P.C.
                                       650 Page Mill Road
                                       Palo Alto, California 94304
                                       Facsimile: (650) 493-6811
                                       Attn: Kurt Berney, Esq.


ACKNOWLEDGED AND AGREED


/s/ Marsden S. Cason
-------------------------
Marsden S. Cason

/s/ William N. Simon
-------------------------
William N. Simon


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